UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2018

DATE OF REPORTING PERIOD:	January 1, 2018 through December 31, 2018

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio

ANNUAL REPORT DECEMBER 31, 2018

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Contract Owners1

Investment Team Discussion3

Expense Overview6

Schedule of Investments8

Statement of Assets and Liabilities13

Statement of Operations14

Statements of Changes In Net Assets15

Notes to Financial Statements16

Financial Highlights23

Report of Independent Registered
Public Accounting Firm24

Tax Information25

Trustees and Officers26

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the 12-month period ended December 31, 2018. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Growth and Income Portfolio.

We believe Calamos Growth and Income Portfolio’s innovative defensive equity approach is well suited to the current market environment, where we see stock market upside but continued volatility. As we have discussed in our past letters, we seek to position the portfolio to provide consistent performance over time.

Because we focus on generating returns with lower volatility than the stock market, the Portfolio may be an especially compelling choice for a core, long-term asset allocation holding. Unlike balanced funds that invest in stocks and bonds, Calamos Growth and Income Portfolio also invests in convertible securities. Convertible securities blend characteristics of stocks and bonds, which provide unique opportunities for managing risk and enhancing returns. Convertibles can be actively managed to pursue upside opportunities with potentially less exposure to the downside in the stock market. By utilizing complementary convertible positions alongside stock holdings, our team has additional tools for positioning the portfolio over full market cycles.

Market Review

The difficult markets of 2018 brought a rekindled appreciation for managing downside risk. For many years, investors grew accustomed to unusually low levels of volatility in the stock markets, but these conditions ended harshly and abruptly in 2018. Although the U.S. economy maintained its growth trajectory, supported by strong employment data, a healthy consumer, business-friendly fiscal policies, and subdued inflation, markets often moved sharply. Investors were unsettled by a wide range of factors, including trade policy unknowns and other geopolitical tensions and a contentious U.S. political climate. As the year progressed, fears of slowing global growth and the Federal Reserve’s ongoing interest rate hikes contributed to intensifying volatility.

2   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Letter to Contract Owners

Outlook

We see continued opportunities for the stock market in 2019. While we expect the pace of global expansion to slow, we believe growth will continue in 2019. Although we are prepared for some softening in U.S. economic data, particularly measures tied to global growth conditions, we expect the U.S. to maintain a growth trajectory. We do not see recession as the most likely outcome for 2019. Employment data remains very strong and wage growth gives another boost to consumers. Importantly, these positives for the consumer have not damaged corporate profitability thus far. Additionally, inflation is contained, and we are encouraged by recent comments that affirm the Fed’s intentions to hold to a gradual, data-driven approach. The pace of earnings growth may slow from recent peaks due to weaker global demand, but we see upside for many corporations as they benefit from business-friendly U.S. fiscal policies and a healthy U.S. consumer.

Even so, market volatility is likely to remain elevated in 2019, due to softening global economic data, trade and geopolitical uncertainties, and monetary policy unknowns. The risks we are watching most closely include U.S. monetary policy and geopolitical tensions, specifically those related to the U.S. and China.

Conclusion

In volatile markets, investors may be more tempted to try to time the lows and highs. Or, they may succumb to fears and “panic out” of the markets on a downturn. This short-term mindset can exact a heavy toll on long-term results. Far too often, investors end up catching the downside, but missing the upside. With the right strategies at the core of an asset allocation, it becomes easier to stay invested through short-term market moves. We believe that the Growth and Income Portfolio may provide considerable benefits in this regard. Its defensive equity approach may help investors look through the short-term noise in the markets and remain focused on the long-term opportunities that stocks can provide, all the while providing income along with a differentiated approach to equity markets.

Thank you for choosing us to help you achieve your financial goals. Please visit our website, www.calamos.com, for additional resources on asset allocation, the markets and the economy.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the 12-month period ended December 31, 2018, the Calamos Growth and Income Portfolio (the “Portfolio”) declined -4.39%, in line with the -4.38% return of the S&P 500 Index, the Portfolio's benchmark. The ICE BofAML All U.S. Convertibles Ex Mandatory Index returned 0.65% and the Value Line Convertible Index gained 6.29% for the period.

In this Portfolio, we own equities and securities, such as equity-sensitive convertible bonds or income producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the year’s volatile equity market moves, the risk-conscious strategy generated returns comparable with its benchmark. Portfolio sector allocations were modestly additive, while security selection added significant value to performance during the period.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 6.65% on an annualized basis versus a 5.23% gain for the S&P 500 Index and 6.97% increase for the ICE BofAML All U.S. Convertibles Ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies. In pursuing its total return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Although our strategy is compared to an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

SECTOR WEIGHTINGS

Information Technology	18.9%
Health Care	13.9
Financials	13.2
Consumer Discretionary	10.0
Communication Services	9.9
Industrials	9.1
Consumer Staples	6.2
Energy	4.2
Utilities	3.3
Real Estate	2.9
Other	1.9
Materials	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold.

4   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Investment Team Discussion

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 12/31/18

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 12/31/18

1 YEAR	3 YEARS	5 YEARS	10 YEARS
-4.39%	5.50%	4.87%	9.35%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

Effective May 1, 2018, the Portfolio’s primary benchmark changed from the Value Line Convertible Index to the S&P 500 Index, which is more representative of the broader equity market in which the Portfolio invests.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The ICE BofA Merrill Lynch All U.S. Convertibles EX Mandatory Index represents the U.S. convertible market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofAML indices and related data on an `as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: BNY Mellon Performance & Risk Analytics, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

What factors influenced performance?

The S&P 500 Index return of -4.38% for the year reflects the sharp and sudden drop during the fourth quarter, notably in December. After a very tranquil 2017, volatility returned to the markets in 2018. With a roaring start to the year, the S&P 500 hit new highs before a sharp correction in February and March. After a consolidation phase, the market revived, returned to an upward trend, and achieved new highs through late September. Looking to fundamentals, corporate earnings growth was strong, posting three straight quarters of above 20% with expectations of double-digit gains for 4Q 2018. Employment data and household net worth showed strength as well. Toward the end of the year, however, investors grew uneasy regarding Fed interest rate policy. In early October, Fed Chairman Powell voiced his view that rates were still “a long way” from neutral, and the market began its decline, with the S&P 500 Index falling -19.8% from its September 20 close through Christmas Eve’s closing bell. Add to this slowing trade and economies outside the U.S., and the S&P 500 Index turned in its first down year since 2008.

For the full year, defensive sectors led the market, holding up much better during the fourth quarter’s -13.5% drop. Health care (+6.5%), and utilities (+4.1%) lead the way with consumer discretionary (+0.8%) also performing well thanks to a few large-cap winners. Information technology (-0.3%) and real estate (-2.2%) also outperformed the broad market. Laggards included consumer staples (-8.4%), communication services (-12.5%), financials (-13.0%), industrials (-13.3%), materials (-14.7%) and energy (-18.1%), which all finished with significant losses.

Investment Team Discussion

The volatile markets provided an excellent platform to demonstrate the value of the investment approach. The Portfolio captured significant upside during equity market gains, while mitigating downside market moves with its risk-managed approach to equity investing.

Positive Influences on Performance

Industrials. The Portfolio's favorable security selection in industrials helped drive relative results. Specifically, positions in the air freight & logistics industry and railroad names lifted return.

Consumer Staples. Favorable security selection and an underweight allocation in consumer staples also added to the Portfolio's performance, especially in the packaged foods & meats and tobacco industries.

Negative Influences on Performance

Financials. Over the period, trailing selection within the financials sector lagged, as holdings in the asset management & custody banks and multi-sector holdings industries curbed relative results.

Health Care. An underweight allocation and security selection within the health care equipment and biotechnology industries of the health care sector also detracted from relative performance.

How is the Portfolio positioned?

While our sector positioning didn’t change greatly during the final quarter of the reporting period, we did use the heightened volatility to make adjustments within consumer discretionary, financials, health care and information technology holdings. Our focus on higher-quality businesses that may have the ability to manage pricing worked well during the final quarter, as portfolio selection outperformed in nine of eleven GICS sectors, while the market strongly favored outright defensive sectors. We continue to be broadly diversified with slight preferences for financials and communication services, where we see better opportunities for growth. Within communication services, we use more convertible structures to help manage the risk/return of the sector. We hold a mix of secular and cyclical growth opportunities, but do not favor outright defensive sectors such as consumer staples, utilities and energy, though we hold what we believe to be better growth opportunities within those sectors.

In terms of economic sectors, the largest portfolio weights are in information technology and health care on an absolute basis. Conversely, materials and real estate represent the smallest absolute sector weights. We maintain overweight allocations to consumer discretionary and industrials versus the benchmark. Home improvement retail and industrial machinery represent the largest industry overweights within the respective sectors. The Portfolio maintains relative underweight positions in health care and information technology, with biotechnology (health care) and data processing & outsourced services (information technology) comprising industry underweight positions.

What closing thoughts do you have for Portfolio shareholders?

The market’s strong reaction to fourth quarter events certainly raises concerns going forward. It should be no surprise that earnings growth going forward will slow from recent previously strong numbers. It should also be no surprise that monetary policy may be heading more toward normalization with the Fed hoping to bring short-term interest rates toward neutral. In our view, the U.S. economy is still in good shape and is not facing a recession. The U.S. consumer has a much better balance sheet as well. This leads us to believe that the equity market was going through a normal, though steep, corrective phase during the fourth quarter. The relatively tranquil volatility environment that the U.S. equity market experienced for the past few years, and most notably in 2017, may be behind us. Our approach to equity markets may continue to work well in this type of an environment, where we may be able to utilize convertible securities along with stocks to manage equity risk/return dynamics in individual securities, companies, industries and sectors.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

6   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2018 to December 31, 2018, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, July 1, 2018 and held through December 31, 2018.

Actual Expenses per $1,000*	$6.23
Actual - Ending Balance	$931.80
Hypothetical Expenses per $1,000*	$6.51
Hypothetical - Ending Value	$1,018.75
Annualized expense ratio	1.28%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

8   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2018

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (14.0%)
Communication Services (2.0%)
110,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$107,638
	Liberty Media Corp.
125,000	2.250%, 09/30/46	58,636
90,000	1.375%, 10/15/23	95,732
65,000	Liberty Media Corp. (Sirius XM Holdings, Inc.)*§ 2.125%, 03/31/48	60,361
60,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	61,964
27,000	Live Nation Entertainment, Inc.* 2.500%, 03/15/23	27,535
70,000	Twitter, Inc.* 0.250%, 06/15/24	61,397
		473,263

Consumer Discretionary (1.6%)
95,000	Booking Holdings, Inc. 0.350%, 06/15/20	127,308
	Ctrip.com International, Ltd.
28,000	1.000%, 07/01/20	25,979
26,000	1.990%, 07/01/25^	25,143
28,000	DISH Network Corp. 3.375%, 08/15/26	22,451
40,000	Marriott Vacations Worldwide Corp. 1.500%, 09/15/22	34,559
70,000	RH*^ 0.000%, 06/15/23	62,050
80,000	Tesla, Inc. 1.250%, 03/01/21	89,425
		386,915

Energy (0.1%)
21,000	Oil States International, Inc.*^ 1.500%, 02/15/23	17,354

Financials (1.1%)
200,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	204,095
55,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*§ 0.250%, 05/01/23	49,947
		254,042

Health Care (1.7%)
23,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	25,649
75,000	DexCom, Inc.* 0.750%, 12/01/23	75,642
27,000	Evolent Health, Inc.* 1.500%, 10/15/25	24,981

PRINCIPAL AMOUNT		VALUE
	Illumina, Inc.
93,000	0.000%, 08/15/23*^	$95,982
56,000	0.000%, 06/15/19	68,203
55,000	Insulet Corp.* 1.375%, 11/15/24	58,282
32,000	Teladoc Health, Inc.* 1.375%, 05/15/25	37,343
27,000	Wright Medical Group, Inc.* 1.625%, 06/15/23	27,440
		413,522

Industrials (0.2%)
26,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	24,807
38,000	Meritor, Inc. 3.250%, 10/15/37	33,313
		58,120

Information Technology (5.6%)
23,000	Akamai Technologies, Inc.* 0.125%, 05/01/25	21,009
27,000	Citrix Systems, Inc. 0.500%, 04/15/19	38,293
26,000	Cypress Semiconductor Corp. 2.000%, 02/01/23	24,833
70,000	DocuSign, Inc.* 0.500%, 09/15/23	64,325
26,000	Envestnet, Inc. 1.750%, 12/15/19	26,140
27,000	Guidewire Software, Inc. 1.250%, 03/15/25	26,022
23,000	II-VI, Inc.^ 0.250%, 09/01/22	22,173
90,000	Intel Corp. 3.250%, 08/01/39	206,021
57,000	Lumentum Holdings, Inc. 0.250%, 03/15/24	57,050
80,000	Microchip Technology, Inc. 1.625%, 02/15/27	77,608
53,000	New Relic, Inc.* 0.500%, 05/01/23	53,630
64,000	ON Semiconductor Corp. 1.000%, 12/01/20	70,501
80,000	Palo Alto Networks, Inc.* 0.750%, 07/01/23	79,541
26,000	Pure Storage, Inc.* 0.125%, 04/15/23	24,187
27,000	RealPage, Inc. 1.500%, 11/15/22	35,009
58,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	61,160
70,000	Splunk, Inc.* 0.500%, 09/15/23	69,008

Schedule of Investments December 31, 2018

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
22,000	Twilio, Inc.* 0.250%, 06/01/23	$31,275
70,000	Wix.com, Ltd.* 0.000%, 07/01/23	66,923
155,000	Workday, Inc. 0.250%, 10/01/22	191,694
95,000	Zendesk, Inc.* 0.250%, 03/15/23	107,264
		1,353,666

Materials (0.4%)
95,000	Royal Gold, Inc. 2.875%, 06/15/19	95,419

Real Estate (1.0%)
83,000	Empire State Realty OP, LP* 2.625%, 08/15/19	82,233
	IH Merger Sub, LLC
55,000	3.000%, 07/01/19	62,281
40,000	3.500%, 01/15/22^	41,085
50,000	Starwood Property Trust, Inc. 4.000%, 01/15/19	50,622
		236,221

Utilities (0.3%)
70,000	NRG Energy, Inc.* 2.750%, 06/01/48	75,878
	TOTAL CONVERTIBLE BONDS (Cost $3,427,596)	3,364,400

U.S. Government And Agency Securities (2.1%)
	United States Treasury Note
140,000	2.000%, 01/31/20	139,083
125,000	1.125%, 06/30/21	121,020
110,000	2.750%, 02/15/19	110,042
66,000	2.000%, 11/15/26	63,039
63,000	1.625%, 05/15/26^	58,848
	Total U.S. Government And Agency Securities (Cost $500,903)	492,032

SYNTHETIC CONVERTIBLE SECURITIES (3.2%) ¤
CORPORATE BONDS (3.2%)
Communication Services (0.6%)
135,000	Alphabet, Inc. 3.375%, 02/25/24	137,034

Consumer Discretionary (1.5%)
53,000	Dana, Inc. 5.500%, 12/15/24	49,592
45,000	GameStop Corp.* 6.750%, 03/15/21	45,087
100,000	Home Depot, Inc.^ 2.700%, 04/01/23	98,829

PRINCIPAL AMOUNT		VALUE
140,000	L Brands, Inc. 5.625%, 02/15/22	$140,232
25,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	25,117
		358,857

Consumer Staples (0.5%)
135,000	Walmart, Inc. 3.300%, 04/22/24	135,437

Financials (0.2%)
50,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	49,098

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	29,989

Information Technology (0.3%)
65,000	Apple, Inc. 3.450%, 05/06/24	65,384
	TOTAL CORPORATE BONDS	775,799

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.0%) #
Information Technology (0.0%)
6 50,454	Paypal Holdings, Inc. Call, 01/18/19, Strike $90.00	462

Other (0.0%)
18 115,938	Industrial Select Sector SPDR Call, 01/18/19, Strike $71.00	81
130 508,040	iShares China Large-Cap ETF Call, 01/18/19, Strike $41.00	2,860
105 617,190	iShares MSCI EAFE ETF Call, 01/18/19, Strike $63.00	525
130 507,780	iShares MSCI Emerging Markets ETF Call, 01/18/19, Strike $41.00	2,405
12 160,680	iShares Russell 2000 ETF Call, 02/15/19, Strike $148.00	762
		6,633
	TOTAL PURCHASED OPTIONS	7,095
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $878,317)	782,894

10   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2018

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.4%)
Energy (0.3%)
1,470	Hess Corp. 8.000%, 02/01/19	$72,986

Financials (0.9%)
4,550	AMG Capital Trust II 5.150%, 10/15/37	213,850

Health Care (0.3%)
1,300	Becton Dickinson and Company 6.125%, 05/01/20	74,971

Industrials (1.7%)
135	Fortive Corp. 5.000%, 07/01/21	122,525
2,665	Rexnord Corp. 5.750%, 11/15/19	134,822
1,600	Stanley Black & Decker, Inc. 5.375%, 05/15/20	145,424
		402,771

Materials (0.2%)
1,100	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	55,770

Real Estate (0.8%)
185	Crown Castle International Corp. 6.875%, 08/01/20	194,666

Utilities (2.2%)
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.467%, 09/15/29	34,836
444	Dominion Energy, Inc. 6.750%, 08/15/19	21,254
2,355	DTE Energy Company 6.500%, 10/01/19	121,659
4,275	NextEra Energy, Inc. 6.123%, 09/01/19	246,411
	Sempra Energy
550	6.750%, 07/15/21	53,042
400	6.000%, 01/15/21	38,044
		515,246
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,555,516)	1,530,260

Common Stocks (69.5%)
Communication Services (7.3%)
595	Alphabet, Inc. - Class A#	621,751
2,950	AT&T, Inc.	84,193
4,275	Comcast Corp. - Class A	145,564
2,255	Facebook, Inc. - Class A#	295,608

NUMBER OF SHARES		VALUE
530	Netflix, Inc.#	$141,860
4,165	Verizon Communications, Inc.	234,156
2,150	Walt Disney Company^	235,747
		1,758,879

Consumer Discretionary (6.9%)
430	Amazon.com, Inc.#	645,847
605	Aptiv, PLC	37,250
620	Dollar Tree, Inc.#	55,998
220	Expedia Group, Inc.	24,783
1,450	General Motors Company	48,503
1,430	Home Depot, Inc.	245,703
1,195	Lowe’s Companies, Inc.	110,370
1,265	McDonald’s Corp.	224,626
1,340	Nike, Inc. - Class B	99,348
505	Royal Caribbean Cruises, Ltd.	49,384
1,065	Starbucks Corp.	68,586
1,310	TJX Companies, Inc.	58,609
		1,669,007

Consumer Staples (5.7%)
5,804	Coca-Cola Company	274,819
605	Costco Wholesale Corp.	123,245
920	Kroger Company	25,300
3,350	Mondelez International, Inc. - Class A	134,101
1,825	PepsiCo, Inc.	201,626
1,900	Philip Morris International, Inc.	126,844
2,760	Procter & Gamble Company	253,699
800	Walgreens Boots Alliance, Inc.	54,664
1,775	Walmart, Inc.	165,341
		1,359,639

Energy (3.8%)
2,445	Chevron Corp.	265,992
1,300	ConocoPhillips	81,055
1,200	EOG Resources, Inc.	104,652
4,055	Exxon Mobil Corp.	276,510
1,175	Marathon Petroleum Corp.	69,337
415	Pioneer Natural Resources Company	54,581
1,665	Schlumberger, Ltd.	60,073
		912,200

Financials (11.0%)
2,625	American International Group, Inc.	103,451
14,665	Bank of America Corp.	361,346
600	Berkshire Hathaway, Inc. - Class B#	122,508
1,335	Capital One Financial Corp.	100,913
565	Cboe Global Markets, Inc.	55,274
1,100	Chubb Corp.	142,098
2,565	Citigroup, Inc.	133,534
570	Discover Financial Services	33,619

Schedule of Investments December 31, 2018

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
2,430	E*TRADE Financial Corp.	$106,628
290	Goldman Sachs Group, Inc.	48,445
2,000	Intercontinental Exchange, Inc.	150,660
4,485	JPMorgan Chase & Company	437,826
3,935	KeyCorp	58,159
1,555	Marsh & McLennan Companies, Inc.	124,011
1,184	MetLife, Inc.	48,615
2,065	Morgan Stanley	81,877
1,085	Northern Trust Corp.	90,695
740	PNC Financial Services Group, Inc.	86,513
1,175	Prudential Financial, Inc.	95,821
2,855	US Bancorp	130,474
2,185	Wells Fargo & Company	100,685
960	Zions Bancorporation, N.A.	39,110
		2,652,262

Health Care (11.8%)
350	Abbott Laboratories	25,316
1,580	AbbVie, Inc.	145,660
1,575	Agilent Technologies, Inc.	106,249
450	Alexion Pharmaceuticals, Inc.#	43,812
611	Anthem, Inc.	160,467
3,120	Baxter International, Inc.	205,358
200	Biogen, Inc.#	60,184
995	Bristol-Myers Squibb Company	51,720
1,100	Celgene Corp.#	70,499
315	Edwards Lifesciences Corp.#	48,249
745	Gilead Sciences, Inc.	46,600
350	Humana, Inc.	100,268
75	Intuitive Surgical, Inc.#	35,919
3,420	Johnson & Johnson	441,351
370	Laboratory Corp. of America Holdings#	46,753
2,060	Medtronic, PLC	187,378
2,915	Merck & Company, Inc.	222,735
366	Molina Healthcare, Inc.#	42,537
6,470	Pfizer, Inc.	282,415
230	Stryker Corp.	36,052
100	Teleflex, Inc.	25,848
435	Thermo Fisher Scientific, Inc.	97,349
1,465	UnitedHealth Group, Inc.	364,961
		2,847,680

Industrials (7.2%)
615	Boeing Company	198,337
1,065	Caterpillar, Inc.	135,330
2,935	CSX Corp.	182,352
4,320	Delta Air Lines, Inc.	215,568
1,670	Emerson Electric Company	99,782
6,300	General Electric Company	47,691
2,550	Honeywell International, Inc.	336,906
494	Lockheed Martin Corp.	129,349

NUMBER OF SHARES		VALUE
805	Northrop Grumman Corp.	$197,144
1,325	Union Pacific Corp.	183,155
		1,725,614

Information Technology (13.0%)
820	Accenture, PLC - Class A	115,628
335	Adobe, Inc.#	75,790
4,700	Apple, Inc.	741,378
465	Broadcom, Inc.	118,240
4,605	Cisco Systems, Inc.	199,535
365	Fidelity National Information Services, Inc.	37,431
639	Lam Research Corp.	87,013
1,225	MasterCard, Inc. - Class A	231,096
8,430	Microsoft Corp.	856,235
670	NVIDIA Corp.	89,445
1,410	Oracle Corp.	63,662
890	PayPal Holdings, Inc.#	74,840
800	Salesforce.com, Inc.#	109,576
2,370	Visa, Inc. - Class A	312,698
		3,112,567

Materials (0.9%)
3,275	DowDuPont, Inc.	175,147
850	Nucor Corp.	44,038
		219,185

Real Estate (1.1%)
1,270	American Tower Corp.	200,901
805	Welltower, Inc.	55,875
		256,776

Utilities (0.8%)
4,476	Exelon Corp.	201,868
	Total Common Stocks (Cost $13,348,164)	16,715,677

Exchange-Traded Funds (1.9%)
Other (1.9%)
3,740	iShares MSCI EAFE ETF^	219,837
1,600	iShares Russell 2000 Value ETF^	172,064
1,425	iShares MSCI Emerging Markets ETF	55,661
	Total Exchange-Traded Funds (Cost $519,179)	447,562

Short Term Investments (3.4%)
410,084	Fidelity Prime Money Market Fund - Institutional Class, 2.470%***	410,207
410,080	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.090%***	410,080
	Total Short Term Investments (Cost $820,287)	820,287

12   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Schedule of Investments December 31, 2018

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
560,633	State Street Navigator Securities Lending Government Money Market Portfolio	$560,633
	Total INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $560,633)	560,633
	TOTAL INVESTMENTS (102.8%) (Cost $21,610,595)	24,713,745

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(560,633)

	LIABILITIES, LESS OTHER ASSETS (-0.5%)	(111,938)

	NET ASSETS (100.0%)	$24,041,174

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written options (0.0%) #
Financials (0.0%)
	Berkshire Hathaway, Inc.
2 40,836	Call, 03/15/19, Strike $220.00	(641)
2 40,836	Call, 06/21/19, Strike $230.00	(785)
	Total Written options (Premium $1,350)	(1,426)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	European Monetary Unit	01/24/19	63,000	$72,308	$(108)
State Street Bank and Trust	Hong Kong Dollar	01/24/19	129,000	16,484	(7)
State Street Bank and Trust	Hong Kong Dollar	01/24/19	81,000	10,350	(11)
State Street Bank and Trust	Hong Kong Dollar	01/24/19	67,000	8,562	5
State Street Bank and Trust	Hong Kong Dollar	01/24/19	54,000	6,900	(4)
Citibank N.A.	Hong Kong Dollar	01/24/19	47,000	6,006	(6)
					$(131)
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Hong Kong Dollar	01/24/19	144,000	$18,401	$23
State Street Bank and Trust	European Monetary Unit	01/24/19	63,000	72,308	1,262
Bank of New York	Hong Kong Dollar	01/24/19	741,000	94,688	(15)
					$1,270

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^Security, or portion of security, is on loan.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at December 31, 2018.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of December 31, 2018.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Statement of Assets and Liabilities December 31, 2018

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $21,610,595)	$24,713,745
Cash with custodian (interest bearing)	1,048
Unrealized appreciation on forward foreign currency contracts	1,290
Receivables:
Accrued interest and dividends	48,092
Investments sold	17,485
Portfolio shares sold	7,457
Prepaid expenses	219
Other assets	96,589
Total assets	24,885,925

LIABILITIES
Collateral for securities loaned	560,633
Options written, at value (premium $1,350)	1,426
Unrealized depreciation on forward foreign currency contracts	151
Payables:
Investments purchased	122,008
Portfolio shares redeemed	3,843
Affiliates:
Investment advisory fees	15,816
Deferred compensation to trustees	96,589
Financial accounting fees	8,485
Trustees’ fees and officer compensation	634
Other accounts payable and accrued liabilities	35,166
Total liabilities	844,751
NET ASSETS	$24,041,174

COMPOSITION OF NET ASSETS
Paid in capital	$21,008,287
Undistributed net investment income (loss)	(66,528)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	(4,798)
Unrealized appreciation (depreciation) of investments and written options	3,104,213
NET ASSETS	$24,041,174
Shares outstanding (no par value; unlimited number of shares authorized)	1,716,103
Net asset value and redemption price per share	$14.01

14   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Operations Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$157,009
Dividends	503,590
Securities lending income	11,064
Total investment income	671,663

EXPENSES
Investment advisory fees	201,819
Audit fees	42,500
Legal fees	38,545
Printing and mailing fees	16,024
Transfer agent fees	14,985
Trustees’ fees and officer compensation	13,722
Financial accounting fees	11,101
Accounting fees	8,580
Custodian fees	6,678
Other	9,029
Total expenses	362,983
NET INVESTMENT INCOME (LOSS)	308,680

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,011,358
Purchased options	103,569
Foreign currency transactions	(367)
Forward foreign currency contracts	2,371
Written options	7,820
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(2,426,562)
Purchased options	(50,447)
Forward foreign currency contracts	2,253
Written options	(76)
NET GAIN (LOSS)	(1,350,081)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,041,401)

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
OPERATIONS
Net investment income (loss)	$308,680	$271,689
Net realized gain (loss)	1,124,751	1,336,485
Change in unrealized appreciation/(depreciation)	(2,474,832)	2,122,279
Net increase (decrease) in net assets resulting from operations	(1,041,401)	3,730,453

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(1,403,435)	(1,483,539	)(a)

CAPITAL SHARE TRANSACTIONS
Issued	1,341,849	721,962
Issued in reinvestment of distributions	1,403,435	1,483,539
Redeemed	(3,146,075)	(2,507,055)
Net increase (decrease) in net assets from capital share transactions	(400,791)	(301,554)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,845,627)	1,945,360

NET ASSETS
Beginning of year	$26,886,801	$24,941,441
End of year	$24,041,174	$26,886,801

CAPITAL SHARE TRANSACTIONS
Shares issued	83,976	47,681
Shares issued in reinvestment of distributions	98,666	96,680
Shares redeemed	(196,885)	(165,335)
Net increase (decrease) in capital shares outstanding	(14,243)	(20,974)

(a)The SEC eliminated the requirement to disclose distributions from net investment income and net realized gains and undistributed net income (loss) in 2018. Included in total distributions was $214,677 of net investment income and $1,268,862 of net realized gains as of the year ended December 31, 2017. The undistributed net investment income (loss) was $(323,169) at year ended December 31, 2017.

16   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2018. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2015 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

18   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $96,589 is included in “Other assets” on the Statement of Assets and Liabilities at December 31, 2018. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at December 31, 2018.

Notes to Financial Statements

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended December 31, 2018 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$250,520	$5,314,077
Proceeds from sales	—	6,910,256

The following information is presented on a federal income tax basis as of December 31, 2018. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$21,791,195
Gross unrealized appreciation	4,433,723
Gross unrealized depreciation	(1,512,599)
Net unrealized appreciation (depreciation)	$2,921,124

Note 4 – Income Taxes

For the fiscal year ended December 31, 2018, the Portfolio recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(46,076)
Undistributed net investment income/(loss)	289,865
Accumulated net realized gain/(loss) on investments	(243,789)

Distributions were characterized for federal income tax purposes as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Distributions paid from:
Ordinary income	$697,814	$214,677
Long-term capital gains	705,621	1,268,862
Return of capital	0	0

As of December 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$237,091
Undistributed capital gains	—
Total undistributed earnings	237,091
Accumulated capital and other losses	—
Net unrealized gains/(losses)	2,922,263
Total accumulated earnings/(losses)	3,159,354
Other	(126,467)
Paid-in-capital	21,008,287
Net assets applicable to common shareholders	$24,041,174

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

20   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2018, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2018, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Notes to Financial Statements

As of December 31, 2018, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,290	$151
Purchased options(2)	7,095	—
Written options(3)	—	1,426
	$8,385	$1,577

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Purchased options is Investments in securities, at value.

(3)Generally, the Statement of Assets and Liabilities location for “Written Options” is Options written, at value.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of December 31, 2018:

Counterparty	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
		ASSETS	LIABILITIES
Bank of New York	ISDA	$23	$15	$—	$8	$—
Citibank N.A.	ISDA	—	6	—	—	6
State Street Bank and Trust	ISDA	1,267	130	—	1,137	—
		$1,290	$151	$—	$1,145	$6

For the year ended December 31, 2018, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	497,472
Purchased options	2,953
Written options	121

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities

22   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Notes to Financial Statements

loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At December 31, 2018, the Portfolio held securities valued at $1,085,566 that were on loan to broker-dealers and banks. The Portfolio also held collateral of $627,649 and $457,917 in equity and fixed income securities, respectively, and an additional $524,933 in excess of the amount due from the counterparty, which is reflected as a corresponding liability for such collateral of $560,633.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at December 31, 2018.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$3,364,400	$—	$3,364,400
U.S. Government and Agency Securities	—	492,032	—	492,032
Synthetic Convertible Securities (Corporate Bonds)	—	775,799	—	775,799
Synthetic Convertible Securities (Purchased Options)	7,095	—	—	7,095
Convertible Preferred Stocks	1,281,574	248,686	—	1,530,260
Common Stocks U.S.	16,715,677	—	—	16,715,677
Exchange-Traded Funds	447,562	—	—	447,562
Short Term Investments	820,287	—	—	820,287
Investment of Cash Collateral For Securities Loaned	—	560,633	—	560,633
Forward Foreign Currency Contracts	—	1,290	—	1,290
Total	$19,272,195	$5,442,840	$—	$24,715,035
Liabilities:
Written options	$1,426	$—	$—	$1,426
Forward Foreign Currency Contracts	—	151	—	151
Total	$1,426	$151	$—	$1,577

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.54	$14.24	$14.07	$14.87	$15.48
Income from investment operations:
Net investment income (loss)(a)	0.18	0.16	0.15	0.20	0.20
Net realized and unrealized gain (loss)	(0.85)	2.03	0.74	(0.03)	0.84
Total from investment operations	(0.67)	2.19	0.89	0.17	1.04
Less distributions to common shareholders from:
Net investment income	(0.21)	(0.13)	(0.35)	(0.40)	(0.15)
Net realized gains	(0.65)	(0.76)	(0.37)	(0.57)	(1.50)
Total distributions	(0.86)	(0.89)	(0.72)	(0.97)	(1.65)
Net asset value, end of year	$14.01	$15.54	$14.24	$14.07	$14.87
Total investment return based on:
Net asset value(b)	(4.39)%	15.51%	6.32%	1.12%	6.84%
Net assets, end of year (000)	$24,041	$26,887	$24,941	$26,283	$27,748
Ratio to average net assets applicable to common shareholders:
Net expenses	1.35%	1.48%	1.57%	1.46%	1.41%
Net investment income (loss)	1.15%	1.05%	1.07%	1.36%	1.26%
Portfolio turnover rate	21.7%	32.0%	28.5%	21.4%	47.6%

(a)Net investment income allocated based on average shares method.

(b)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

24   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Advisors Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Growth and Income Portfolio (the “Fund”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Calamos Growth and Income Portfolio of Calamos Advisors Trust as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 5, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2019, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Portfolio hereby designates $705,621 as capital gain dividends for the fiscal year ended December 31, 2018.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates $411,881, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended December 31, 2018.

Under Section 854(b)(2) of the Code, the Portfolio hereby designates 42.89% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

26   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Portfolio, including general supervision of the duties performed for the Portfolio under the investment management agreement between the Portfolio and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Portfolio or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Portfolio shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Portfolio, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Portfolio:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	24

Founder, Chairman and Global Chief Investment Officer,Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors,and CWM

Trustees who are not interested persons of the Portfolio:
John E. Neal, (1950)	Trustee (since 2001)	24

Retired; Private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until October 31, 2018)

William R. Rybak, (1951)	Trustee (since 2002)	24

Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC (since 2007), JNL Strategic Income Fund LLC (2007-2018) and Jackson Variable Series Trust (open-end mutual funds) (since January 2018)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	24	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	24	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen, (1964)	Trustee (since 2015)	24

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Lloyd A. Wennlund, (1957)	Trustee (since 2018)	24

Expert Affiliate, Bates Group, LLC (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**Overseeing 163 portfolios in fund complex.

***Overseeing two portfolios in fund complex.

****Overseeing five portfolios in fund complex.

*****Overseeing five portfolios in fund complex.

^The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

28   CALAMOS GROWTH AND INCOME PORTFOLIO ANNUAL REPORT

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Portfolio. The following table sets forth each other officer’s name, year of birth, position with the Portfolio and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH PORTFOLIO	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since 2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administration (since 2017), Calamos Advisors; prior thereto Vice President, Fund Administration (2010-2017)

Robert Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.

KCLANR 2146 2018

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2017	12/31/2018
Audit Fees(a)	$30,500	$30,500
Audit-Related Fees(b)	$12,000	$12,000
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—
Total	$42,500	$42,500

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2017	12/31/2018
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Shareholders in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 6, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	February 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 6, 2019

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	February 6, 2019